Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report of NovAccess Global Inc. (the “Company”) on Form 10-Q for the period ending December 31, 2023 (the “Report”) with the Securities and Exchange Commission, I, Dwain Morris-Irvin, Chief Executive Officer of the Company, and I, Neil J. Laird, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company for such period.

Date: February 27, 2024

/s/ Dwain Irvin, PhD, MPH

Name: Dwain Irvin

Title: Chief Executive Officer

Date: February 27, 2024

/s/ Neil J. Laird

Name: Neil J. Laird

Title: Chief Financial Officer